Exhibit 10.14

LICENSE AGREEMENT

AMENDMENT #5

WHEREAS, effective as of December 1, 2014, and as further amended, Miromatrix Medical Inc., a corporation organized under the laws of the State of Delaware and having an office 10399 West 70th Street, Eden Prairie, MN 55344 (“Miromatrix”) and Mayo Foundation for Medical Education and Research, a not for profit corporation with an address at 200 First Street SW, Rochester, MN 55905 (“Mayo”) executed a License Agreement (the “Agreement”) for Services as outlined in the Agreement.

WHEREAS, Miromatrix and Mayo wish to amend said Agreement.

NOW, THEREFORE, Miromatrix and Mayo agree as follows:

1.	The Term of the Agreement shall be extended to March 31, 2020.

2.	Miromatrix has agreed to provide additional funding of $200,000 for extension described in #1 above. Accordingly, the attached Exhibit B-3 shall amend Section 3 of the Agreement.

3.	Except as specifically provided herein, the terms and conditions of the Agreement shall remain in force.

IN WITNESS WHEREOF, the Parties have executed this Amendment which shall be effective as of the last dated signature below.

MIROMATRIX MEDICAL INC.		MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

By:	/s/ Jeff Ross	By:	/s/ Brenda L. Burns

Name:	Jeff Ross	Name:	Brenda L. Burns

Title:	CEO	Title:	Sr. Contract Manager

Date:	5/12/2019	Date:	5/7/2019

Budget – Exhibit B-3